Intangible assets	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Intangible assets
12. Intangible assets

Acquired development programs
£’000s
Cost at January 1, 2019	33,005
Additions	12,693
Currency translation effects	(171)
Cost at December 31, 2019	45,527

Disposals	(13,386)
Currency translation	864

Cost at December 31, 2020	33,005

Revision to estimated value at January 1, 2019	(373)
Revisions to estimated value	(698)

Revision to estimated value at December 31, 2019	(1,071)

Revision to estimated value	(286)

Revision to estimated value at December 31, 2020	(1,357)

Net book value at January 1, 2019	32,632
Net book value at December 31, 2019	44,456

Net book value at December 31, 2020	31,648

The Group’s strategy is to acquire and develop clinical-stage development programs for the treatment of oncology and rare diseases.
In October 2017, the Group acquired the exclusive license for
MPH-966
and included the option to acquire certain assets from AstraZeneca AB (“AstraZeneca”). On that date the fair value of
MPH-966
was measured at £7.2 million, which consisted of upfront cash and equity payments as well as deferred cash and equity consideration. The provision for deferred cash consideration is re-measured
to fair value at each balance sheet date and recognized as an increase to or reduction of the intangible asset. During the year, the provision for deferred cash consideration has decreased by £0.3 million (2019: £0.7 million) due to changes in timelines and the probability of contractual milestones being achieved.
During the year the Group did not revise the value of any other intangible assets (2019: £nil). As the intangible assets remain under development, no amortization charge has been recognized (2019: £nil).
On April 23, 2019, the Group acquired an intangible asset of £12.7 million following the acquisition of Mereo BioPharma 5, Inc. The intangible asset represented the intellectual property associated with etigilimab and navicixizumab, for which the fair value at acquisition was fully attributed to navicixizumab. On January 13, 2020, the Company entered into a license agreement with OncXerna under which an exclusive worldwide license was granted in respect of intellectual property rights for the development and commercialization of navicixizumab. Under the terms of the license agreement, the Company received an upfront gross payment of £3.1 million ($4 million).

The transaction was recorded as a disposal and intellectual property with a carrying value of £13.4 million was derecognized. Consequently, the Group recognized a loss on disposal in the amount of £10.9 million (net of transaction costs) in the year ended December 31, 2020. Pursuant to the license agreement, the Company is entitled to additional payments of up to $302 million, however, no reliable estimate can currently be made of the future amounts to be received as the amounts are contingent on future events that are uncertain, accordingly, these milestone payments have not been recognized in the year ended December 31, 2020.